Stock-based Compensation	6 Months Ended
Jun. 30, 2023
Share-Based Payment Arrangement [Abstract]
Stock-based Compensation	Stock-based Compensation
Our employees, including senior executives, receive incentives in the form of stock options and RSUs, whereby employees render services as consideration for equity instruments (equity-settled transactions).

On the Closing Date, we established the 2021 Incentive Compensation Plan (the “2021 Plan”) under which RSUs were issued. The 2021 Plan provides for grant of options, stock appreciation rights, restricted stock awards, RSUs, shares granted as a bonus or in lieu of another award, dividend equivalents, or other stock-based awards or performance awards at the discretion of a board-elected committee. We also maintain our 2015 Share Plan as amended (the “2015 Plan”) under which stock-based awards were issued or modified. The options were typically granted for a four-year vesting term and have a maximum term of 10 years. As of December 31, 2022, no further awards have or shall be granted under the 2015 Share Plan. There were no options granted during the six months ended June 30, 2023 or 2022. the direct allocation as well as the sale of shares and the granting of options for the purchase of shares, at the discretion of the Company’s board of directors, to certain employees, advisors and/or independent directors.
A summary of stock option activity for the six months ended June 30, 2023 was as follows:

	Number of Options	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term (years)	Intrinsic Value (in thousands)
Balance as of December 31, 2022	6,067,313	$1.83	2.07
Forfeited	(277,807)	3.64
Exercised	(105,681)	1.14
Expired	(160,553)	2.34
Outstanding at June 30, 2023	5,523,272	$1.70	1.87	$4,639
Exercisable at June 30, 2023	4,487,977	$1.32	1.77	$4,215
As further detailed in Note 4 (Reverse Recapitalization), all options to purchase the predecessor ordinary shares were assumed by Satellogic Inc., the new listed company, and became options to purchase Class A ordinary shares of Satellogic Inc., as determined in accordance with the Merger Agreement. There were no other material cancellations or modifications to the granted awards for the six months ended June 30, 2023 and 2022. Exercises are net of 34,000 options that are reflected as forfeitures, which were forfeited for payment of payroll taxes.

A summary of RSU activity for the six months ended June 30, 2023 is as follows:

	Number of RSUs	Intrinsic value (in thousands)
Outstanding unvested RSUs at December 31, 2022	1,459,280
Granted during the year	299,577
Forfeited during the year	(331,472)
Vested during the year	(366,553)
Outstanding unvested RSUs at June 30, 2023	1,060,832	$2,079

The weighted-average grant-date price of RSUs at June 30, 2023 was $3.56. The number of shares vested is net of and total forfeitures includes 60,416 RSUs forfeited for payment of withholding taxes. There were 6,141 RSUs that vested in 2023 but were not yet issued as ordinary shares as of June 30, 2023.

As of June 30, 2023, unrecognized stock-based compensation cost related to outstanding options and RSUs that are expected to vest was $1.5 million and $2.5 million, respectively, which is expected to be recognized over a weighted-average period of 1.0 year and 1.75 years, respectively.
Stock-based Compensation Expense

Total employee and non-employee stock-based compensation expense for the six months ended June 30, 2023 and 2022 was classified in the Condensed Consolidated Statements of Operations and Comprehensive Loss as follows:

	Six Months Ended June 30,
	2023	2022
General and administrative expenses	$1,830	$1,686
Research and development expenses	621	972
Other operating expenses	390	1,827
Total	$2,841	$4,485